VOYAGEUR INSURED FUNDS
Delaware Tax-Free Arizona Fund

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware Tax-Free Minnesota Intermediate Fund

VOYAGEUR MUTUAL FUNDS
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund

VOYAGEUR MUTUAL FUNDS II
Delaware Tax-Free Colorado Fund

VOYAGEUR TAX FREE FUNDS
Delaware Tax-Free Minnesota Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statement of Additional Information dated December 28, 2012

The following paragraph replaces the section under the heading “Factors affecting Puerto Rico” in Appendix A — Special Factors Affecting the Funds beginning on page 97 of the Funds’ Statement of Additional Information.

Factors affecting Puerto Rico
Geographic location and demography. The Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) is the fourth largest Caribbean island and is located approximately 1,600 miles southeast of New York. It is approximately 100 miles long and 35 miles wide. According to United States government statistics, the population of Puerto Rico was 3,725,789 in 2010, compared to 3,808,610 in 2000.

Relationship with the United States. Puerto Rico came under the sovereignty of the United States with the signing of the Treaty of Paris on December 10, 1898, at the conclusion of the Spanish-American War. Puerto Ricans became citizens of the United States in 1917. In 1950, the Congress of the United States enacted Public Law 600 in order to provide for an increased Puerto Rican self-government. This law set forth the political, economic and fiscal relationship between Puerto Rico and the United States. It also provided for the drafting and adoption of a local constitution, which became effective July 25, 1952.

The United States and the Commonwealth share a common defense, market and currency. Puerto Rico exercises virtually the same control over its internal affairs as any of the 50 states of the United States. However, it differs from the states in its relationship with the United States federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections (they can only vote in local (Puerto Rico) elections). The people of the Commonwealth are represented in Congress by a Resident Commissioner who has a voice, but no vote, in the House of Representatives. Puerto Rico is a self-governing commonwealth in association with the United States. The chief of state of the Commonwealth is the President of the United States. The head of government is an elected Governor. There are two legislative chambers: the House of Representatives and the Senate.

While Puerto Rico has authority over its internal affairs, the United States controls interstate trade, foreign relations and commerce, customs administration, control of air, land and sea, immigration and emigration, nationality and citizenship, currency, maritime laws, military service, military bases, army, navy and air force, declaration of war, constitutionality of laws, jurisdictions and legal procedures, treaties, radio and television--communications, agriculture, mining and minerals, highways, postal system, social security, and other areas generally controlled by the federal government in the United States. Puerto Rican institutions control internal affairs unless U.S. law is involved, as in matters of public health and pollution. The major differences between Puerto Rico and the 50 states are its local taxation system and exemption from most federal taxes, its lack of voting representation in either house of the U.S. Congress, the ineligibility of Puerto Ricans to vote in presidential elections, and its lack of participation in some revenues reserved for the states.

Economic condition and outlook. The Commonwealth has in the past established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investment have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the Commonwealth’s population.

The economy of Puerto Rico is closely linked to the United States economy as most of the external factors that affect the Puerto Rico economy are determined by the policies and performance of the mainland economy. These factors include exports, direct investment, the amount of federal transfer payments, interest rates, inflation rate and tourist expenditures.

Puerto Rico’s economy is currently in a recession that began in the fourth quarter of 2006. For fiscal years 2009 and 2010 real gross national product contracted by 3.8% and 3.4%, respectively. In April 2012, the Puerto Rico Planning Board announced that it was projecting a contraction of 1.0% in real gross national product for 2011 and an increase of 0.7% for fiscal year 2012.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, professional and scientific instruments, and certain high technology machinery and equipment. Most of Puerto Rico’s manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. During fiscal year 2010, this sector generated an estimated $44.6 billion, or 46.4%, of gross domestic product. However, during fiscal year 2011, payroll employment for the manufacturing sector was 84,617, a decrease of 4.1% from fiscal year 2010. Given that this sector pays the highest wages, on average, in Puerto Rico, its general downturn has represented a major difficulty for restoring growth for the whole economy. This sector’s job shrinkage is due in part to the completion of the phase-out of Section 936 of the Internal Revenue Code, net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly electricity), the increased use of job outsourcing, and currently, the effects of the global economic decline. Puerto Rico’s manufacturing sector is also facing increased international competition.

The service sector, including finance, insurance, real estate, wholesale and retail trade, tourism, transportation, communication and public utilities and other services, ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment, employing an estimated 541,358 workers in fiscal year 2011 and accounting for 58.9% of total nonfarm payroll employment. The service sector generated $41.5 billion, or 43.1%, of Puerto Rico’s gross domestic product during fiscal year 2010.

The Commonwealth’s gross product in fiscal year 2011 is estimated at $64.1 billion. Personal income per capita was $16,241.

According to the Puerto Rico Department of Labor and Human Resources Household Employment Survey, total employment for fiscal year 2011 averaged 1,077,006, a decrease of 2.3% from the previous fiscal year. Total employment fell by 0.4% in the first nine months of 2012. The unemployment rate was 15.9% in fiscal year 2011, a slight reduction from 16.0% in fiscal year 2010. In March 2012, the unemployment rate fell to 14.9%.

Tax incentives. One factor that has promoted and continues to promote the development of the manufacturing and service sectors in Puerto Rico has been the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until 2006, Sections 30A and 936 of the Internal Revenue Code. Tax and other incentives have also been established to promote the development of the tourism industry. Under various industrial incentives laws companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes.

The 2008 Economic Incentives Act, one of the most recent of these industrial incentive laws, is designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products. The benefits provided by the 2008 Economic Incentives Act, like those of the 1998 Tax Incentives Act, are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grants, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico (including the U.S.), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. Qualifying companies can repatriate or distribute their profits free of Puerto Rico dividend taxes.

The 2010 Green Energy Incentives Act is designed to encourage the production of renewable energy on a commercial scale. The activities eligible for tax exemption under the Green Energy Incentives Act include business engaged in the production and sale of green energy on a commercial scale for consumption in Puerto Rico, a producer of green energy, the installation of machinery and equipment for the production of green energy, and property used for the production of green energy. Qualifying companies can repatriate or distribute their profits free of Puerto Rico dividend taxes.

Incentives under the United States Tax Code. The Tax Reform Act of 1976 created Section 936 of the Internal Revenue Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. As a result of amendments to Section 936 made in 1996 (the “1996 Amendments”), the income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

Many of the major pharmaceutical, instrument and electronics companies manufacturing in Puerto Rico, that were operating under section 936 of the Internal Revenue Code have reorganized their Puerto Rico operations to become controlled foreign corporations (“CFCs”). CFCs are corporations organized outside the U.S. (including, for these purposes, in Puerto Rico), but controlled by U.S. shareholders.

Debt, and revenues and expenditures. The Constitution of Puerto Rico limits the amount of general obligation (full faith and credit) debt that can be issued or guaranteed by the Commonwealth to 15% or less of the average annual internal revenues of the Commonwealth for the two preceding fiscal years. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities of the Commonwealth, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes. As of September 30, 2011, total public sector debt of the Commonwealth was equal to $65.262 billion.

Act No. 117 of July 4, 2006 (“Act 117”) amended the Puerto Rico Internal Revenue Code of 1994 (the “PR Code”) to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government and authorizes each municipal government to impose a municipal sale and use tax of 1.5%. Act 117 also repealed a 5% general excise tax imposed on certain imported goods and the 3.6% general excise tax imposed on certain goods manufactured in Puerto Rico. The PR Code was replaced by the Internal Revenue Code for a new Puerto Rico, Act No. 1 of January 31, 2011, which will apply for taxable years commencing after December 31, 2010. Many of the provisions of Act No. 1 are identical to the equivalent provisions of the PR Code.

Since 2000, the Commonwealth has experienced an imbalance between its General Fund total revenues and total expenditures. The imbalance reached its highest level in fiscal year 2009, when the deficit was $3.306 billion. The current administration has implemented certain expense reduction measures that, together with various temporary and permanent revenue raising measures, have allowed the Commonwealth to reduce the deficit.

For fiscal year 2011, total expenditures of $9.1 billion exceeded total revenues (excluding other financing sources) of $8 billion by $1.1 billion, or 14%. The difference between revenues and total expenditures for fiscal year 2011 was principally paid from proceeds of Puerto Rico Sales Tax Financing Corporation (“COFINA”) bond issues pursuant to a multi-year fiscal stabilization plan to achieve fiscal balance.

Preliminary General Fund total revenues for the first six months of fiscal year 2012 were $3.542 billion, an increase of $335 million, or 10.5%, from the revenues for the same period in the prior fiscal year. Preliminary General Fund total expenditures for the first six months of 2012 amounted to $3.776 billion. The deficit for fiscal year 2012 is projected to be approximately $610 million.

The proposed budget for fiscal year 2013 provides for General Fund revenues of $8.75 billion and $333 million in transfers from the Local Stabilization Fund and General Fund expenditures of $9.083 billion.

In January 2009, the Commonwealth began to implement a multi-year plan designed to achieve fiscal balance, restore economic growth and safeguard the investment-grade rating of the Commonwealth. The fiscal stabilization plan sought to achieve budgetary balance on or before fiscal year 2013, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including: (1) a gradual operating expense reduction plan, through government reorganization and reduction of operating expenses, (2) a combination of temporary and permanent tax increases, coupled with additional tax enforcement measures, and (3) a bond issuance program through COFINA.

In fiscal year 2009, the Commonwealth began to implement a short-term economic reconstruction plan. The cornerstone of this plan was the implementation of U.S. federal and local economic stimulus programs. Puerto Rico was awarded approximately $6.8 billion in stimulus funds under the American Recovery and Reinvestment Act of 2009 enacted by the U.S. Government to stimulate the U.S. economy in the wake of the global economic downturn. The administration has complemented the federal stimulus package with additional short- and medium-term supplemental stimulus measures that seek to address specific local challenges and provide investment in strategic areas. These measures include a local $500 million economic stimulus plan to supplement to federal plan.

The Commonwealth has also developed a comprehensive long-term economic development plan aimed at improving Puerto Rico’s overall competitiveness and business environment and increasing private sector participation in the Puerto Rican economy. As part of this plan, the administration enacted Act No. 161, of December 1, 2009, which overhauled the permitting and licensing process. The Commonwealth also enacted Acts No. 82 and 83 of July 19, 2010, which provide for a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico’s dependence on fuel oil and the promotion of diverse, renewable-energy technologies. Moreover the Commonwealth adopted a comprehensive tax reform that takes into account the Commonwealth’s current financial situation.

Bond ratings. The Commonwealth’s outstanding general obligation bonds are rated Baa3 by Moody’s and BBB- by S&P (ratings confirmed as of May 22, 2013). Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn. It should be noted that the creditworthiness of obligations issued by local Puerto Rican issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Puerto Rico, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

Other considerations. The information provided is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. It is based in part on information obtained from various Commonwealth and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rican municipal obligations. No independent verification has been made of the accuracy or completeness of any of the preceding information.

Please keep this Supplement for future reference.

This Supplement is dated May 28, 2013.